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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

     The undersigned officer of DATATRAK International, Inc. (the "Company"), does hereby certify, to such officer's knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (the "Form 10-K") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-K.


Dated: March 13, 2006                  /s/ Jeffrey A. Green
                                        ----------------------------------------
                                        Jeffrey A. Green
                                        Chief Executive Officer